Supplement to the
Spartan® Municipal Funds
February 27, 2005
Prospectus

Effective August 15, 2005, Spartan® Municipal Income Fund and Spartan Intermediate Municipal Income Fund were renamed Fidelity® Municipal Income Fund and Fidelity Intermediate Municipal Income Fund, respectively. All references to Spartan Municipal Income Fund and Spartan Intermediate Municipal Income Fund throughout this prospectus should be replaced with Fidelity Municipal Income Fund and Fidelity Intermediate Municipal Income Fund, respectively.

Shareholder Meeting. On or about October 26, 2005, a meeting of shareholders of Fidelity Intermediate Municipal Income Fund will be held to vote on various proposals. Shareholders of record on August 29, 2005 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

LIM/HIY-05-02 August 29, 2005
1.482103.119